UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              FEBRUARY 7, 2006
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

      DELAWARE                 000-50723               04-3638229
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                  Identification No.)
  incorporation or
   organization)

       701 MOUNT LUCAS ROAD                       08540
       PRINCETON, NEW JERSEY                   (Zip Code)
  (Address of principal executive
             offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     On November 1, 2005 Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Company"), completed a private placement of 12,000.0000 newly-issued Class A Series 19 units (the "Class A Series 19 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 19 Unit. The private placement resulted in proceeds of $1,200,000. The sale was not subject to any underwriting discount or commission.

     On December 1, 2005 the Company completed a private placement of 13,100.0000 newly-issued Class A Series 20 units (the "Class A Series 20 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 20 Unit. The private placement resulted in proceeds of $1,310,000. The sale was not subject to any underwriting discount or commission.

     On January 1, 2006 the Company completed a private placement of 20,000.0000 newly-issued Class A Series 21 units (the "Class A Series 21 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 21 Unit. The private placement resulted in proceeds of $2,000,000. The sale was not subject to any underwriting discount or commission.

     On February 1, 2006 the Company completed a private placement of 126,060.0000 newly-issued Class A Series 22 units (the "Class A Series 22 Units" and, together with the Class A Series 19 Units, the Class A Series 20 Units, and Class A Series 21 Units, the "Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 22 Unit. The private placement resulted in proceeds of $12,606,000. The sale was not subject to any underwriting discount or commission.

     The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Date: February 7, 2006


                                   GOLDMAN SACHS HEDGE FUND
                                   PARTNERS, LLC
                                   (Registrant)


                                   By: Goldman Sachs Hedge Fund
                                        Strategies LLC
                                       Managing Member

                                       By:  /s/ Tobin V. Levy
                                          ------------------------
                                          Tobin V. Levy
                                          Managing Director and Chief
                                          Financial Officer